

JONES APPAREL GROUP

2009 Fourth Quarter Earnings

February 10, 2010

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and our ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the uncertainties of sourcing associated with an environment in which general quota has expired on apparel products but litigation and political activity seeking to re-impose quotas have been initiated;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Strategy Overview: Remain a Strong Competitor – Continue to Control Inventories and Manage Costs

- Control discretionary spending; maintain conservative approach to new projects
  - Fourth quarter SG&A spending $12 million lower in 2009 than 2008
- Monitor inventory closely
  - Fourth quarter sales and orders were in line with expectations
  - Inventory is at appropriate levels for the current environment
- Leverage scale and operational infrastructure to drive cost efficiency
- Operate profitable chain of retail specialty and outlet stores to complement and maximize owned brand potential and diversify distribution
- Maintain financial flexibility
  - Ended Q4 with $333 of million of cash
  - $650 million credit facility remains undrawn
  - No debt maturity for senior notes until 2014
  - Cash flow provided by operating activities for 2009 was $349 million

Operating from a position of strength – realizing the impact of the programs initiated last year to streamline the Company.

JAG SG&A amount relates to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Growth Strategy Overview: Deliver Shareholder Value Through Continuous Innovation and Execution

- Stimulate brands: new and relevant product initiatives, innovative concepts, smart marketing and branding
  - Partner with Camuto Group to launch Jessica Simpson jeanswear; available in ~1,000 doors for Fall
  - Expand Rachel Rachel Roy contemporary line to 140 Macy's doors for Spring 2010
  - Launch Jones New York Collection Knits, and j. Jones New York
  - Enhance contemporary offering with acquisition of Robert Rodriguez
  - Launch of GLO jeans exclusively at Kmart stores nationwide beginning January 2010
  - Enhance footwear and accessories offerings through ShoeWoo, multi-brand format store – currently operating 4 test doors; plan to open 4 more
- Grow market share
  - Maintain and expand position as top department store resource
  - Continue to support and grow mass market opportunity (Walmart and Kmart)
  - Expand international reach (Kurt Geiger and GRI Group Limited)
  - Pursue exclusive partnerships
- Continue to sell into a varied portfolio of channels; leverage e-commerce opportunity

Mission is to be leading supplier of Branded Lifestyle Apparel, Fashion Footwear, Accessories and Jeanswear to a varied portfolio of channels.

Robert Rodriguez, Leading Contemporary Brand

- Announced acquisition of Robert Rodriguez, privately held leading designer, marketer and wholesaler of women's contemporary eveningwear and sportswear
- Transaction valued at ~ $28 million
- Expected to be accretive to earnings in 2010, prior to any required purchase accounting adjustments
- Strengthens Jones' position in growing contemporary market; complementary to portfolio of leading brands
- Three distinct labels: Robert Rodriguez Collection, Black Label, Robbi & Nikki, all of which have strong support from retailers
- Existing management team, Robert Rodriguez and Nicola Guarna, will continue to run business



JAG

Jessica Simpson Jeanswear

- Partner with Camuto Group to develop, design, produce and distribute Jessica Simpson jeanswear under the Jessica Simpson Collection
- The Jessica Simpson Collection is a total lifestyle brand which offers consumers stylish, contemporary products in twenty categories, and is available in over 3,000 doors nationwide
- The jeanswear collection includes denim bottoms, as well as woven and knit tops
- Will launch in approximately 1,000 department store doors for Fall 2010
- Denim bottoms will retail from $49.00 to $69.00; tops will retail from $29.00 to $89.00
- Leverages Jones' core competencies and expertise in jeanswear design and development



INTRODUCING
JESSICA SIMPSON
JEANSWEAR
FALL 2010
JESSICASIMPSONCOLLECTION.COM

Retail Improvement Plan Update

- On an adjusted basis, the Retail segment was profitable in the fourth quarter 2009
- Closing unprofitable and marginally profitable store locations
  - Through 12/31/09, have closed 99 doors
  - Reducing store base by approximately 265 doors by December 2010
  - Timing is right with upcoming lease expirations, minimal cash outlay
- Expense savings and elimination of unprofitable locations to benefit results
  - Anticipated benefits: $16 million in 2010; $22 million in 2011
- Smaller chain yields reduced capital requirements
- Anticipate improved return on invested capital and reduction in inventory levels
- Retail remains core to Jones Apparel Group
  - Key retail stores (flagships) enhance brands
  - Product synergies with Wholesale channel
  - Branding opportunity – ability to showcase complete brand line
  - Outlet channel has been consistently profitable point of distribution

Right-sizing initiatives to stabilize, improve return on invested capital and return Company-owned retail to profitability.

Q4 Performance – Consolidated

($ in millions, except per share)	Q4-2009	Q4-2008
Total Revenue	$777	$848
Gross Profit	$266	$252
Gross Margin	34.3%	29.7%
SG&A	$238	$250
Operating Income	$28	$2
Income from Continuing Operations	$10	$(3)
Adjusted EPS from Continuing Operations	$0.11	$(0.04)

- Revenue down as anticipated, reflective of overall economic conditions that continue to affect retail sales in general
- Gross margins improved by 460 basis points with improvements across all segments
- Revenue from e-commerce sites increased approximately 65% to $20 million
- Company operated retail segment profitable in quarter, reflecting retail improvement plan

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Segment Performance

($ in millions)	Q4 - 2009	Q4 - 2008	FY - 2009	FY - 2008
Revenue (including intersegment revenues) -				
Wholesale Better Apparel	$207	$258	$1,056	$1,245
Wholesale Jeanswear	$175	$203	$834	$811
Wholesale Footwear & Accessories	$221	$219	$896	$1,020
Retail	$197	$201	$689	$730
Operating Profit -				
Wholesale Better Apparel	$6	$7	$119	$124
Wholesale Jeanswear	$9	$5	$79	$45
Wholesale Footwear & Accessories	$15	$1	$74	$66
Retail	$1	($13)	($41)	($52)
Operating Margin -				
Wholesale Better Apparel	3.1%	2.9%	11.2%	10.0%
Wholesale Jeanswear	5.1%	2.5%	9.5%	5.6%
Wholesale Footwear & Accessories	6.6%	0.4%	8.3%	6.5%
Retail	0.8%	-6.7%	-5.9%	-7.2%

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

JAG

Strong Financial Position

- Cash at quarter end: ~ $333 million
- Inventory at quarter end: $375 million, down ~ 26% from prior year
- ABL facility undrawn at 12/31/09
- Quarterly dividend: $0.05 per share
- Fourth Quarter 2009 Capital Expenditures: ~ $10 million

2010 Guidance

($ in millions)	Revenue
Wholesale Better Apparel	$1,075 - $1,125
Wholesale Jeanswear	$750 - $800
Wholesale Footwear and Accessories	$925 - $975
Retail	$675 - $725
Licensing, Other and Eliminations	$(125) - $(150)
Total Company	$3,300 - $3,475
Interest Expense	~$48.0 Million
Equity in Earnings of Unconsolidated Affiliate	~$0.0 Million
Effective Tax Rate	~37.0 %
Depreciation and Amortization	~$92 Million
% of Net Earnings Applicable to Common Equity	~94.5%
Income Attributable to Noncontrolling Interest	~$1 Million
Weighted Average Shares	~82 Million
Capital Expenditures	~$45 - $50 Million

Full Year Brand Contribution

2009 Adjusted Revenues


Nine West
23%
Jones New York
21%
Anne Klein
7%
Easy Spirit
7%
Gloria Vanderbilt
7%
l.e.i.
7%
Bandolino
5%
Kasper
4%
Energie
3%
Other
16%

2010 Projected Revenues


Nine West
23%
Jones New York
21%
Easy Spirit
7%
Gloria Vanderbilt
7%
Anne Klein
6%
l.e.i.
5%
Bandolino
5%
Kasper
4%
Energie
4%
Other
18%

JAG

Appendix

Q4 2009 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP		Adjustments			Adjusted	
Q4 2009 Net Revenues							
Wholesale Better Apparel	$	207	$	-		$	207
Wholesale Jeanswear		175		-			175
Wholesale Footwear & Accessories		221		-			221
Retail		197		-			197
Licensing, Other and Eliminations		(23)		-			(23)
Total Company	$	777	$	-		$	777
Q4 2009 Gross Profit	$	266	$	-		$	266
Q4 2009 SG&A	$	274	$	(36)	(a-d)	$	238
Q4 2009 Operating (Loss) Income							
Wholesale Better Apparel	$	5	$	1	(b)	$	6
Wholesale Jeanswear		4		5	(a,b)		9
Wholesale Footwear & Accessories		14		1	(b,c)		15
Retail		1		-			1
Licensing, Other and Eliminations		(32)		29	(a,b,d)		(3)
Total Segment (Loss) Income	$	(8)	$	36		$	28
Goodwill Impairment		(121)		121	(d)		-
Total Company Operating (Loss) Income	$	(129)	$	157		$	28
Net (Loss) Income allocated to Common Equity	$	(125)	$	134		$	9
Net (Loss) Income allocated to Participating Shares	$	(5)	$	6		$	1
Total allocated net (loss) income	$	(130)	$	140	(e)	$	10

(a) Represents costs related to the exit from or restructuring of our moderate sportswear and certain other product lines and other charges not considered by management to be part of ongoing operations.

(b) Represents severance and other expenses related to restructuring activities and cost saving initiatives, and certain other charges not considered by management to be part of ongoing operations.

(c) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of our former U.K. licensee, and severance and other expenses related to restructuring activities and certain other charges.

(d) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(e) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes, adjustments to deferred financing costs related to our prior revolving credit facility and items a-d above, after tax.

Appendix

Q4 2008 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q4 2008 Net Revenues				
Wholesale Better Apparel	$ 258	$ -		$ 258
Wholesale Jeanswear	202	1	(a)	203
Wholesale Footwear & Accessories	219	-		219
Retail	201	-		201
Licensing, Other and Eliminations	(33)	-		(33)
Total Company	$ 847	$ 1		$ 848
Q4 2008 Gross Profit	$ 250	$ 2	(a, b)	$ 252
Q4 2008 SG&A	$ 285	$ (35)	(a-c)	$ 250
Q4 2008 Operating (Loss) Income				
Wholesale Better Apparel	$ 6	$ 1	(b)	$ 7
Wholesale Jeanswear	3	2	(a, b)	5
Wholesale Footwear & Accessories	(5)	6	(b)	1
Retail	(15)	2	(b)	(13)
Licensing, Other and Eliminations	(24)	26	(b, c)	2
Total Segment (Loss) Income	$ (35)	$ 37		$ 2
Goodwill Impairment	(813)	813	(c)	-
Total Company Operating (Loss) Income	$ (848)	$ 850		$ 2
Net (Loss) Income allocated to Common Equity	$ (805)	$ 802		$ (3)
Net (Loss) Income allocated to Participating Shares	$ (18)	$ 18		$ (0)
Total allocated net (loss) income	$ (823)	$ 820	(d)	$ (3)

(a) Represents costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, the repositioning of l.e.i. as an exclusive product for Walmart, and other charges not considered by management to be part of ongoing operations.

(b) Represents severance and other expenses related to restructuring activities and cost saving initiatives, and certain other charges not considered by management to be part of ongoing operations.

(c) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(d) Represents the adjustments to deferred financing costs related to our prior revolving credit facility and items a-c above, after tax.

FY 2009 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2009 Net Revenues				
Wholesale Better Apparel	$ 1,056	$ -		$ 1,056
Wholesale Jeanswear	831	3	(a)	834
Wholesale Footwear & Accessories	896	-		896
Retail	689	-		689
Licensing, Other and Eliminations	(145)	-		(145)
Total Company	$ 3,327	$ 3		$ 3,330
FY 2009 Gross Profit	$ 1,146	$ 4	(a,b)	$ 1,150
FY 2009 SG&A	$ 1,037	$ (89)	(a-e)	$ 948
FY 2009 Operating (Loss) Income				
Wholesale Better Apparel	$ 112	$ 7	(b)	$ 119
Wholesale Jeanswear	66	13	(a,b)	79
Wholesale Footwear & Accessories	61	13	(c,b)	74
Retail	(71)	30	(d)	(41)
Licensing, Other and Eliminations	(59)	30	(a,b,e)	(29)
Total Segment (Loss) Income	$ 109	$ 93		$ 202
Goodwill Impairment	(121)	121	(e)	-
Total Company Operating (Loss) Income	$ (12)	$ 214		$ 202
Net (Loss) Income allocated to Common Equity	$ (83)	$ 176		$ 93
Net (Loss) Income allocated to Participating Shares	$ (4)	$ 8		$ 4
Total allocated net (loss) income	$ (87)	$ 184	(f)	$ 97

(a) Represents costs related to the exit from or restructuring of our moderate sportswear and certain other product lines and other charges not considered by management to be part of ongoing operations.

(b) Represents severance and other expenses related to restructuring activities and cost saving initiatives, and certain other charges not considered by management to be part of ongoing operations.

(c) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of our former U.K. licensee, and severance and other expenses related to restructuring activities and certain other charges.

(d) Represents fixed asset impairment and other charges related to the closure of underperforming retail locations announced in April 2009.

(e) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(f) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes, adjustments to deferred financing costs related to our prior revolving credit facility and items a-e above, after tax.

Appendix

FY 2008 Reconciliation GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
FY 2008 Net Revenues				
Wholesale Better Apparel	$ 1,245	$ -		$ 1,245
Wholesale Jeanswear	800	11	(a)	811
Wholesale Footwear & Accessories	1,020	-		1,020
Retail	730	-		730
Licensing, Other and Eliminations	(179)	1		(178)
Total Company	$ 3,616	$ 12		$ 3,628
FY 2008 Gross Profit	$ 1,176	$ 16	(a, b)	$ 1,192
FY 2008 SG&A	$ 1,094	$ (53)	(a-c)	$ 1,041
FY 2008 Operating (Loss) Income				
Wholesale Better Apparel	$ 122	$ 2	(b)	$ 124
Wholesale Jeanswear	19	26	(a, b)	45
Wholesale Footwear & Accessories	56	10	(b)	66
Retail	(54)	2	(b)	(52)
Licensing, Other and Eliminations	(61)	29	(b,c)	(32)
Total Segment (Loss) Income	$ 82	$ 69		$ 151
Goodwill Impairment	(813)	813	(c)	-
Total Company Operating (Loss) Income	$ (731)	$ 882		$ 151
Net (Loss) Income allocated to Common Equity	$ (749)	$ 821		$ 72
Net (Loss) Income allocated to Participating Shares	$ (16)	$ 18		$ 2
Total allocated net (loss) income	$ (765)	$ 839	(d)	$ 74

(a) Represents costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, the repositioning of l.e.i. as an exclusive product for Walmart, and other charges not considered by management to be part of ongoing operations.

(b) Represents severance and other expenses related to restructuring activities and cost saving initiatives, and certain other charges not considered by management to be part of ongoing operations.

(c) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(d) Represents the adjustments to deferred financing costs related to our prior revolving credit facility and items a-c above, after tax.